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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               DECEMBER 15, 1999


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                              NEWMARK HOMES CORP.
             (Exact name of registrant as specified in its charter)


                NEVADA                   000-23677             76-0460831
   (State or other jurisdiction      (Commission File        (I.R.S. Employer
        of incorporation)               Number)             Identification No.)



                           1200 SOLDIERS FIELD DRIVE
                            SUGAR LAND, TEXAS 77479
                    (Address of principal executive offices)

                                 (281) 243-0100
              Registrant's telephone number, including area code:


                                      N/A
          Former name or former address, if changed since last report


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Item 1.    Change in Control of Registrant.

           On December 15, 1999, Technical Olympic USA, Inc. ("TUSA") purchased 9,200,000 shares of the Registrant's common stock, $.01 par value ("Common Stock") for $86 million in accordance with the terms of a Stock Purchase Agreement dated November 24, 1999 that is being filed herewith as an exhibit. The shares sold in this transaction represent 80% of the Registrant's outstanding Common Stock. TUSA purchased the shares from Pacific Realty Group, Inc. ("PRG"), a Nevada corporation, which is a wholly owned subsidiary of Pacific USA Holdings Corp., a Texas corporation and an indirect subsidiary of Pacific Electric Wire & Cable, Ltd.

           TUSA, a Delaware corporation, is a wholly owned subsidiary of Technical Olympic (UK) Plc, an English company, which is the wholly owned subsidiary of Technical Olympic S.A., a Greek company.

Item 5.    Other Events.

           The Registrant issued a press release on December 16, 1999 (filed herewith as an exhibit) to announce the closing of the transaction described in
Item 1.

Item 7.    Financial Statements and Exhibits.

(c)        Exhibits.

           Exhibit
           Number    Description
           -------   -----------
           2.1       Stock Purchase Agreement dated November 24, 1999 between
                     Pacific Realty Group, Inc., Pacific USA Holdings Corp.
                     and Technical Olympic USA, Inc.

           99.1 Press release issued by the Registrant on December 16, 1999 announcing the sale of 80% of the shares of outstanding common stock of the Registrant.






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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEWMARK HOMES CORP.



Date:      December 22, 1999                By:    /s/ Terry C. White
                                               -------------------------------
                                            Name:  Terry C. White
                                            Title: Senior Vice President/Chief
                                                   Financial Officer/Treasurer




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                                 EXHIBIT INDEX


        Exhibit
         Number                         Description
        -------                         -----------
           2.1 Stock Purchase Agreement dated November 24, 1999 between Pacific Realty Group, Inc., Pacific USA Holdings Corp. and Technical Olympic USA, Inc.

          99.1 Press release issued by the Registrant on December 16, 1999 announcing the sale of 80% of the shares of outstanding common stock of the Registrant.